Exhibit 10.2

EXECUTION COPY

CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT

THIS CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into this 19th day of January, 2007, by and among Storm Cat Energy Corporation, a company incorporated under the laws of the Province of British Columbia, Canada (the “Company”), and the undersigned Purchasers, in their capacity as both purchasers of Series A Notes (as defined below) and Series B Notes (as defined below) (each, a “Purchaser”, and collectively, the “Purchasers”).

Recitals:

A.            In connection with that certain Series A Note Purchase Agreement, dated as of January 19, 2007, by and among the Company and each of the Purchasers (the “Series A Note Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Series A Note Purchase Agreement, to issue and sell to each of the Purchaser party thereto the Company’s Series A Subordinated Convertible Notes due March 31, 2012 (the “Series A Notes”) which will, among other things, be convertible into the Company’s common shares, without par value per share (the “Common Shares”) (as converted, the “Series A Conversion Shares”) in accordance with the terms of the Series A Notes.

B.            In connection with that certain Series B Note Purchase Agreement, dated as of January 19, 2007, by and among the Company and each of the Purchasers (the “Series B Note Purchase Agreement” and together with the Series A Note Purchase Agreement, the “Note Purchase Agreements”), the Company has agreed, upon the terms and subject to the conditions set forth in the Series B Note Purchase Agreement, to issue and sell to each of the Purchaser party thereto the Company’s Series B Subordinated Convertible Notes due March 31, 2012 (the “Series B Notes” and together with the Series A Notes, the “Notes”) which will, among other things, be convertible into the Company’s Common Shares (as converted, the “Series B Conversion Shares” and together with the Series A Conversion Shares, the “Conversion Shares”) in accordance with the terms of the Series B Notes.

C.            To induce the Purchasers to execute and deliver the Note Purchase Agreements, the Company has agreed to provide certain registration rights with respect to the Conversion Shares under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

1.             Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Note Purchase Agreements. As used in this Agreement, the following terms shall have the following meanings:

“Additional Effectiveness Date” means the date any Additional Registration Statement is declared effective by the SEC.

“Additional Effectiveness Deadline” means the earlier to occur of (i) the date which is five (5) days after the Company learns that no review of an Additional Registration Statement will be made by the staff of the SEC or that the staff has no further comments on such Additional Registration Statement, and (ii) the date which is sixty (60) days after the Additional Filing Date (as defined below) of such Additional Registration Statement, or if there is a full review of such Additional Registration Statement by the SEC, one hundred and twenty (120) days, and if such review of such Additional Registration Statement by the SEC includes a comment on the applicablility of Rule 415 to register the Additional Registrable Securities on such Additional Registration Statement then one hundred and fifty (150) days, after the Additional Filing Date for such Additional Registration Statement.

“Additional Filing Date” means the date on which an Additional Registration Statement is filed with the SEC.

“Additional Filing Deadline” means (i) the date thirty (30) days after the Series B Note Closing Date, or (ii) if Holdback Shares are being included in such Additional Registration Statement, then, the date six (6) months from the last Additional Filing Date or, if there was no previous Additional Filing Date, the Initial Filing Date.

“Additional Registrable Securities” means (i) the Series B Conversion Shares, (ii) any Holdback Shares, and (iii) any share capital of the Company issued or issuable with respect to the Series B Notes, the Series B Conversion Shares or the Holdback Shares as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of Series B Notes.

“Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

“Additional Required Registration Amount” means the number of Series B Conversion Shares (which may include Holdback Shares) as of the trading day immediately preceding the applicable date of determination, without regard to any limitations on conversions of the Notes.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Effective Date” means the Initial Effective Date and each Additional Effective Date, as applicable.

“Effectiveness Deadline” means the Initial Effectiveness Deadline and each Additional Effectiveness Deadline, as applicable.

“Equity Conditions” means each of the following conditions on each applicable date of determination: (i) the Common Shares are designated for quotation on the Principal Market or any applicable Eligible Market (each as defined in the Note Purchase Agreements) and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than three (3) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (ii) the Company shall have delivered Conversion Shares upon conversion of the Notes to the holders on a timely basis as set forth in Section 4.1(b)(ii) of the Note Purchase Agreements; (iii) any applicable Common Shares to be issued in connection with the event requiring determination may be issued in full without violating Section 4.5 of the Note Purchase Agreements or the rules or regulations of the exchange or market upon which the Company’s Common Shares is then listed or quoted; (iv) the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Note Document (as defined in the Note Purchase Agreements); (v) there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction (as defined in the Note Purchase Agreements) which has not been abandoned, terminated or consummated, or (B) an Event of Default (as defined in the Note Purchase Agreements) or (C) an event that with the passage of time or giving of notice would constitute an Event of Default; and (vi) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of the Note Purchase Agreements or the Notes.

“Equity Conditions Failure” means that on any day during the period commencing ten (10) Trading Days prior to the applicable Registration Delay Payments Payment Date through the applicable Registration Delay Payments Payment Date, the Equity Conditions have not been satisfied (or waived in writing by the applicable holder of Registrable Securities).

“Filing Deadline” means the Initial Filing Deadline and any Additional Filing Deadline, as applicable.

“Holdback Shares” means the number of Series B Conversion Shares that the SEC determines would result in a violation of Rule 415 if included in an Additional Registration Statement.

“Initial Effective Date” means the date the Initial Registration Statement is declared effective by the SEC.

“Initial Effectiveness Deadline” means the earlier to occur of (i) the date which is five (5) days after the Company learns that no review of the Initial Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Initial Registration Statement, (ii) the date which is ninety (90) days after the Series A Note Closing Date, or if there is a full review of the Initial Registration Statement by the SEC, one hundred and fifty (150) days after the Series A Note Closing Date.

“Initial Filing Date” means the date on which the Initial Registration Statement (as defined below) is filed with the SEC.

“Initial Filing Deadline” means the date thirty (30) days after the Series A Note Closing Date.

“Initial Registrable Securities” means (i) the Series A Conversion Shares and (ii) any share capital of the Company issued or issuable with respect to the with respect to the Series A Notes or the Series A Conversion Shares as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Series A Notes.

“Initial Required Registration Amount” means the number of Series A Conversion Shares as of the trading day immediately preceding the applicable date of determination, without regard to any limitations on conversions of the Series A Notes.

“Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“Purchaser” means a Purchaser or any transferee or assignee thereof to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities.

“Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

“Required Holders” means the holders of at least a majority of the Initial Registrable Securities or Additional Registrable Securities, as applicbale.

“Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

“SEC” means the United States Securities and Exchange Commission.

“Series A Note Closing Date” means the date on which the transaction contemplated in the Series A Note Purchase Agreements is consummated.

“Series B Note Closing Date” means the date on which the transaction contemplated in the Series B Note Purchase Agreements is consummated.

“Shareholder Approval” has the meaning as set forth in the Note Purchase Agreements.

2.                                       Registration.

(a)           Initial Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-1 covering the resale of all of the Initial Registrable Securities. The Initial Registration Statement prepared and filed pursuant hereto shall register for resale at least the number of Common Shares equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is filed with the SEC. The Initial Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Plan of Distribution” section in substantially the form attached hereto as Exhibit A. The Company shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 am on the date following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b)           Additional Mandatory Registrations. The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-1 (or Form S-3 if then available) covering the resale of all of the Additional Registrable Securities.  To the extent the staff of the SEC does not permit the entire Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall continue to file Additional Registration Statements successively for the purpose of registering on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until, cumulatively with all previously filed Additional Registration Statements, the Additional Required Registration Amount has been registered with the SEC.  Each Additional Registration Statement prepared and filed pursuant hereto shall register for resale that number of Conversion Shares equal to (i) the Additional Required Registration Amount as of date the first Additional Registration Statement is filed with the SEC minus (ii) the aggregate number Conversion Shares registered for resale pursuant to all previously filed Additional Registration Statements. Each Additional Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Plan of Distribution” section in substantially the form attached hereto as Exhibit A. The Company shall use its commercially reasonable efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline for such Additional Registration Statement. By 9:30 am on the date following the Additional Effective Date for such Additional Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

(c)           Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that a Purchaser sells or otherwise transfers any of such Purchaser’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any Common Shares or Conversion Shares, as applicable, included in a Registration Statement and which remain allocated to any Person that ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Purchasers, pro rata based on the number of Registrable Securities then held by such Purchasers which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any registration statement filed with the SEC during the 6-month period following the Note Closing Date without the prior written consent of the Required Holders of Additional Registrable Securities. If the SEC requires that the Company register less than the amount of the Conversion Shares originally included on any Registration Statement at the time it was filed, the Registrable Securities on such Registration Statement and any other securities allowed to be registered on such Registration Statement (as set forth below) shall be decreased on a pro rata basis.

(d)           Legal Counsel. Subject to Section 5 hereof, the Required Holders of both the Initial Registrable Securities and the Additional Registrable Securities shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be [                         ] or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

(e)           Ineligibility for Form S-3. The Purchasers acknowledge that the Company is not eligible as of the date hereof to file a Registration Statement on Form S-3.

(f)            Sufficient Number of Shares Registered. In the event the number of Conversion Shares available under the Initial Registration Statement filed pursuant to Section 2(a), or Conversion Shares available under an Additional Registration Statement filed pursuant to Section 2(b), is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement under Section 2(a) or Section 2(b), as applicable, or a Purchaser’s allocated portion of the Registrable Securities pursuant to Section 2(c), the Company shall file a new Registration Statement (on the form available therefor, if applicable), or both, so as to cover at least the Initial Required Registration Amount or Additional Required Registration Amount, as applicable, as of the trading day immediately preceding the date of the filing of such new Registration Statement as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its commercially reasonable efforts to cause such new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of Conversion Shares available for resale under such Registration Statement is less than the product determined by multiplying (i) the Initial Required Registration Amount or Additional Required Registration Amount, as applicable, as of such time by (ii) 0.90.  In the case of Conversion Shares, the calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes and such calculation shall assume that the Notes are then convertible into Conversion Shares at the then prevailing Conversion Rate.

(g)           Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

(i)            If (A) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (x) not filed with the SEC on or before the respective Filing Deadline (a “Filing Failure”) or (y) not declared effective by the SEC on or before the respective Effectiveness Deadline (an “Effectiveness Failure”) or (B) on any day after an Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement or otherwise (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, to register a sufficient number of Conversion Shares or to maintain the listing of the Common Shares) (a “Maintenance Failure”) then, as liquidated damages and not as a penalty to any holder by reason of any such delay in or reduction of its ability to sell the Conversion Shares covered thereby (which remedy shall be the exclusive economic remedy available with respect to Filing Failures, Effectiveness Failures and Maintenance Failures), the Company shall pay to each holder of Registrable Securities covered by such Registration Statement an amount equal to one percent (1.0%) of the Aggregate Purchase Price (as such term is defined in the Note Purchase Agreements) of such Purchaser’s Registrable Securities included in such Registration Statement on each of the following dates: (I) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until such Filing Failure is cured; (II) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until such Effectiveness Failure is cured; (III) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until such Maintenance Failure is cured.  If all of the Holdback Shares, if any, have not been registered on an Additional Registration Statement which has been declared effective by the SEC on or before one hundred and fifty (150) days after the Additional Filing Date (a “Holdback Failure”) then, as liquidated damages and not as a penalty to any holder by reason of any such delay in or reduction of its ability to sell any Holdback Shares (which remedy shall be the exclusive economic remedy available with respect to Holdback Failures), the Company shall pay to each holder of Holdback Shares relating to such Registration Statement an amount equal to one half of a percent (0.5%) of the Aggregate Purchase Price (as such term is defined in the Note Purchase Agreements) of such Purchaser’s Holdback Shares not included in such Additional Registration Statement on the day of a Holdback Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until such Holdback Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(g) are referred to herein as “Registration Delay Payments.”  Each date a Registration Delay Payment is due shall be referred to herein as a “Registration Delay Payments Payment Date.” Notwithstanding anything herein or in the Note Purchase Agreements to the contrary, in no event shall the aggregate amount of Registration Delay Payments in respect of the Conversion Shares (other than Registration Delay Payments payable pursuant to events that are within the control of the Company) exceed, in the aggregate, 10% of the Aggregate Purchase Price therefor.

(ii)           Registration Delay Payments shall be payable on each Registration Delay Payments Payment Date, to each holder of Registrable Securities covered by a Registration Statement, in Common Shares (“Registration Delay Payments Shares”) so long as on such date there is no Equity Conditions Failure; provided, however, that the Company, at its option following notice to the holder of Registrable Securities, may pay Registration Delay Payments on any Registration Delay Payments Payment Date in cash (“Cash Registration Delay Payments”) or in a combination of Cash Registration Delay Payments and Registration Delay Payments Shares. The Company shall deliver a written notice (each, a “Registration Delay Payments Election Notice”) to each holder of Registrable Securities covered by such Registration Statement on or prior to the Registration Delay Payments Payment Date (the date such notice is delivered to all of the holders, the “Registration Delay Payments Notice Date”) which notice (A) either (x) confirms that Registration Delay Payments to be paid on such Registration Delay Payments Payment Date shall be paid entirely in Registration Delay Payments Shares or (y) elects to pay Registration Delay Payments as Cash Registration Delay Payments or a combination of Cash Registration Delay Payments and Registration Delay Payments Shares and specifies the amount of Registration Delay Payments that shall be paid as Cash Registration Delay Payments and the amount of Registration Delay Payments, if any, that shall be paid in Registration Delay Payments Shares and (B) certifies that there is no Equity Conditions Failure. If the Equity Conditions are not satisfied as of the Registration Delay Payments Notice Date, then unless the Company has elected to pay such Registration Delay Payments as Cash Registration Delay Payments, the Registration Delay Payments Election Notice shall indicate that unless the holder waives the Equity Conditions, the Registration Delay Payment shall be paid as Cash Registration Delay Payments. If the Equity Conditions were satisfied as of the Registration Delay Payments Notice Date but the Equity Conditions are no longer satisfied at any time prior to the Registration Delay Payments Payment Date, the Company shall provide the holder a subsequent notice to that effect indicating that unless the holder waives the Equity Conditions, the Registration Delay Payments shall be paid as Cash Registration Delay Payments. Registration Delay Payments to be paid on a Registration Delay Payments Payment Date in Registration Delay Payments Shares shall be paid in a number of fully paid and nonassessable (rounded to the nearest whole share in accordance) Common Shares having a fair market value equal to the amount of Registration Delay Payments payable on such Registration Delay Payments Payment Date less any Cash Registration Delay Payments paid.  Notwithstanding the foregoing, if the Company elects to pay any Registration Delay Payments in Registration Delay Payment Shares and the Shareholder Approval has not been obtained by the applicable Registration Delay Payments Payment Date, the Registration Delay Payments shall be paid as Cash Registration Delay Payments.

3.             Related Obligations.  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b) or 2(f), the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)           The Company shall submit to the SEC, within three (3) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration

Statement to a time and date not later than 48 hours after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Purchasers may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Purchasers shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b)           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)           The Company shall permit Legal Counsel to review and comment upon (i) a Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, and Reports on Form 10-Q and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Purchaser, and all exhibits, and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

(d)           The Company shall furnish to each Purchaser whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Purchaser, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Purchaser may reasonably request), and (iii) such other documents, including copies of any preliminary or final prospectus, as such Purchaser may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Purchaser.

(e)           The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Purchasers of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Purchaser who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)            The Company shall notify Legal Counsel and each Purchaser in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, if such supplement or amendment is typeset and printed, deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Purchaser (or such other number of copies as Legal Counsel or such Purchaser may reasonably request). The Company shall also promptly notify Legal Counsel and each Purchaser in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Purchaser by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(g)           The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Purchaser who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)           If any Purchaser is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of such Purchaser, the Company shall furnish to such Purchaser, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as a Purchaser may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Purchasers, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Purchasers.

(i)            Upon the request of any Purchaser in connection with such Purchaser’s due diligence requirements, if any, the Company shall make available for inspection by (i) any Purchaser, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Purchasers (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to a Purchaser) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (y) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (z) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Purchaser) shall be deemed to limit the Purchasers’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)            The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state or provincial securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any

Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Purchaser and allow such Purchaser, at the Purchaser’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)           The Company shall use its commercially reasonable efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on the Principal Market and each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

(l)            The Company shall cooperate with the Purchasers who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchasers may reasonably request and registered in such names as the Purchasers may request.

(m)          If requested by a Purchaser, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as a Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by a Purchaser holding any Registrable Securities.

(n)           The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)           The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

(p)           The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(q)           Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

(r)            Notwithstanding anything to the contrary herein, at any time after an Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required; provided that each such period shall not exceed fifteen (15) consecutive days or an aggregate of forty-five (45) days during any three hundred sixty five (365) day period (each, an “Allowable Grace Period”). The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Allowable Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Common Shares to a transferee of a Purchaser in accordance with the terms of the Note Purchase Agreements in connection with any sale of Registrable Securities with respect to which a Purchaser has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirements exists), prior to the commencement of an Allowable Grace Period and for which the Purchaser has not yet settled.

(s)           The Company shall make any filing as may be required by NASD Rule 2710 in connection with the offering under any Registration Statement of the applicable Registrable Securities and shall make any such filing concurrently with its initial filing of such Registration Statement with the SEC.

(t)            From the date hereof until the date that is ninety (90) days following the later to occur of (i) the Initial Effective Date and (ii) the Additional Effective Date, the Company will not, directly or indirectly, file any registration statement (other than on Form S-8 or the filing of any post-effective amendments filed solely for the purpose of updating financial or other information in any registration statement of the Company that has been declared effective by the SEC prior to the date of this Agreement) with the SEC other than the Registration Statements.

4.             Obligations of the Purchasers.

(a)           At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Purchaser in writing of the information the Company requires from each such Purchaser if such Purchaser elects to have any of such Purchaser’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)           Each Purchaser, by such Purchaser’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Registrable Securities from such Registration Statement.

(c)           Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Common Shares to a transferee of a Purchaser in accordance with the terms of the Note Purchase Agreements in connection with any sale of Registrable Securities with respect to which a Purchaser has entered into a contract for sale prior to the Purchaser’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) and for which the Purchaser has not yet settled.

(d)           Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.             Expenses of Registration.  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing, qualifications and NASD filing (if necessary) fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Purchasers for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to US$10,000.

6.             Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)           To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Purchaser, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Purchaser within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact or any “misrepresentation” within the meaning of Canadian securities laws in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact or any “misrepresentation” within the meaning of Canadian securities laws contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state or provincial securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d) and (ii) shall not be available to the extent such Claim is based on a failure of the Purchaser to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 9.

(b)           In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Purchaser will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Purchaser shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 9.

(c)           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Purchasers holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or

Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)           The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)           The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.             Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.             Reports Under the 1934 Act.  With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)           furnish to each Purchaser so long as such Purchaser owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

9.             Assignment of Registration Rights.  The rights under this Agreement shall be automatically assignable by the Purchasers to any transferee of all or any portion of such Purchaser’s Registrable Securities if: (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state or provincial securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of such applicable Note Purchase Agreement.

10.           Amendment of Registration Rights.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders of the Initial Registrable Securities and the Additional Registrable Securities voting together. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Purchaser and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.           Miscellaneous.

(a)           A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

(b)           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Storm Cat Energy Corporation

1125 17th Street; Suite 2310

Denver, CO 80202

Attn: J. Scott Zimmerman

Fax:  (303) 991-5075

With a copy to:

Hogan & Hartson L.L.P.

One Tabor Center, Suite 1500

1200 Seventeenth Street

Denver, CO 80202

Attn: Richard J. Mattera

Fax:  (303) 899-7333

and to:

Bull, Housser & Tupper LLP

Suite 3000 Royal Centre

1055 West Georgia Street

Vancouver, British Columbia

Attn: David M. Hunter

Fax: (604) 646-2634

If to Legal Counsel:

If to a Purchaser, to its address and facsimile number set forth on the Schedule of Purchasers attached hereto, with copies to such Purchaser’s representatives as set forth on the Schedule of Purchasers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)           This Agreement, the Note Purchase Agreements and the Notes and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Note Purchase Agreements and the Notes and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)            Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)           This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i)            Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)            All consents and other determinations required to be made by the Purchasers pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders of the Initial Registrable Securities and the Additional Registrable Securities voting together.

(k)           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)            This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m)          The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser, and no provision of this Agreement is intended to confer any obligations on any Purchaser vis-à-vis any other Purchaser. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

[Signature Page to Follow.]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

STORM CAT ENERGY CORPORATION

By:	/s/ J. Scott Zimmerman
Name: J. Scott Zimmerman
Title: President and Chief Executive Officer

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Crestview Capital Master, LLC
by Crestview Capital Partners, LLC
Its Sole Manager

By:	/s/ Robert Hoyt
Name:	Robert Hoyt
Title:	Manager

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

GLG North American Opportunity Fund
By GLG Partners LP acting as investment manager
of GLG North American Opportunity Fund

By:	/s/ Victoria Parry
Name:	Victoria Parry
Title:	Senior Legal Counsel, GLG Partners LP

By:	/s/ Simon White
Name:	Simon White
Title:	Chief Operating Officer, GLG Partners LP

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Capital Ventures International
By Heights Capital Management, Inc.,
Its authorized agent

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Iroquois Master Fund Ltd.

By:	/s/ Joshua Silverman
Name:	Joshua Silverman
Title:	Authorized signator

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Kellogg Capital Group LLC

By:	/s/ Nicholas Cappelleni
Name:	Nicholas Cappelleni
Title:	Director of Finance & Operations

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

William Herbert Hunt Trust Estate

By:	/s/ J.W. Beavers, Jr.
Name:	J.W. Beavers, Jr., Trustee
Title:	Trustee

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Sandelman Partners Multi Strategy Master Fund.
Ltd.

By:	/s/ Trevor Ganshaw
Name:	Trevor Ganshaw
Title:

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Summit Capital Partners, LP

By:	/s/ Matthew C. Rudolf
Name:	Matthew C. Rudolf
Title:	Managing Director

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Trapeze Asset Management Inc. on behalf of
Managed Accounts

By:	/s/ Randall Abramson
Name:	Randall Abramson
Title:	Chief Executive Officer

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Trapeze Capital Corp., on behalf of Managed
Accounts

By:	/s/ Randall Abramson
Name:	Randall Abramson
Title:	President

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Wolverine Convertible Arbitrage Fund Trading
LTD

By:	/s/ James V. Harkness
Name:	James V. Harkness
Title:	Director

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

GPX LX, LLC
By Wolverine Asset Management, LLC, its
investment manager

By:	/s/ Andrew R. Sujdak
Name:	Andrew R. Sujdak
Title:	Trader

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

UBS AG Canada Branch

By:	/s/ James Estey
Name:	James Estey
Title:	Principal Officer

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Small Ventures USA

By:	/s/ William O. Perkins III
Name:	William O. Perkins III
Title:	Managing Member

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Guy O. Dove, III

By:	/s/ Guy O. Dove, III
Name:	Guy O. Dove, III
Title:

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

J. Scott Zimmerman

By:	/s/ J. Scott Zimmerman
Name:	J. Scott Zimmerman
Title:

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Paul Wiesner

By:	/s/ Paul Wiesner
Name:	Paul Wiesner
Title:

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Robert J. Clark

By:	/s/ Robert J. Clark
Name:	Robert J. Clark
Title:

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

David Wight

By:	/s/ David Wight
Name:	David Wight
Title:

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Convertible Notes Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Donald R. Martin

By:	/s/ Donald R. Martin
Name:	Donald R. Martin
Title:

SCHEDULE OF PURCHASERS

Purchaser	Purchaser’s Address and Facsimile Number	Purchaser’s Legal Representative’s Address and Facsimile Number
Crestview Capital Master, LLC	95 Revere Drive, Suite A, Northbrook, IL 60062 Attn: Robert Hoyt Fax: 847-559-0060	N/A

GLG North American Opportunity Fund	GLP Partners Attn: Jim O’Sullivan One Curzon Street London W1J 5HB United Kingdom Fax: 44 20 7016 7200	George Chang GLG Inc. 390 Park Avenue 20th Floor New York, NY 10022 Fax: 212-224-7210

Capital Ventures International	c/o Heights Capital Management, Inc. 101 California St., Suite 3250 San Francisco, CA 94111 Attn: Sam Winer or Martin Kobinger Fax: 415-403-6525	Andrew Singer c/o Heights Capital Management, Inc. 101 California St., Suite 3250 San Francisco, CA 94111 Fax: 610-747-2117

Iroquois Master Fund Ltd.	641 Lexington Avenue 26th Floor New York, NY 10022 Attn: Josh Silverman Fax: 212-207-3452	N/A

Kellogg Capital Group LLC	55 Broadway 4th Floor New York, NY 10006 Attn: Nick Cappelleni Fax: 212-380-5665	Nicholas Cappelleni 55 Broadway 4th Floor New York, NY 10006 Fax: 212-380-5665

William Herbert Hunt Trust Estate	Attn: David S. Hunt 1601 Elm Street Suite 3400 Dallas, Texas 75201 Fax: 214-880-7101	N/A

Sandelman Partners Multi-	Citco Funds Services	N/A

Strategy Master Fund, Ltd.	Regatta Office Park West Bay Road Grand Cayman, Cayman Islands Fax: 212-299-7666

Summit Capital Partners, LP	One Union Square Suite 2304 600 University Street Seattle, WA 98101 Attn: Matt Rudolf Fax: 206-447-6204	N/A

Trapeze Asset Management Inc.	22 St. Clair Ave East 18th Floor Toronto, ON M4T 253 Attn: Randall Abramson Fax: 416-867-9771	Adam Abramson 22 St. Clair Ave East 18th Floor Toronto, ON M4T 253 Fax: 416-867-9771

Trapeze Capital Corp.	22 St. Clair Ave East 18th Floor Toronto, ON M4T 253 Attn: Randall Abramson Fax: 416-867-9771	Adam Abramson 22 St. Clair Ave East 18th Floor Toronto, ON M4T 253 Fax: 416-867-9771

Wolverine Convertible Arbitrage Fund Trading Ltd.	c/o Wolverine Asset Management LLC 175 West Jackson, Suite 208 Chicago, IL 60604 Attn: Andrew Sujdak Fax: 312-884-3831	Megan Flaherty 175 West Jackson, Suite 200Chicago, IL 60604 Fax: 312-884-3831

GPC LX, LLC	c/o Wolverine Asset Management LLC 175 West Jackson, Suite 208 Chicago, IL 60604 Attn: Andrew Sujdak Fax: 312-884-3831	N/A

UBS AG Canada Branch	161 Bay Street Suite 4100 Toronto, ON M5J 251 Canada	Liz Jordan 161 Bay Street Suite 4100 Toronto, ON M5J 251

	Attn: Dave Hanslip Fax: 416-364-1221	Canada Fax: 416-364-1438

Small Ventures USA, LP	5161 San Felipe, Suite 320 Houston, TX 77056 Attn: William O. Perkins III Fax: 713-630-0791	N/A

Guy O. Dove III	P.O. Box 796 Middleburg, VA 20118 Fax: 540-687-6351	N/A

J. Scott Zimmerman	1550 Larimer Street, No. 265 Denver, CO 80202 Fax: 303-991-9773	N/A

Paul Wiesner	1998 Green Oake Drive Greenwood Village, CO 80121 Fax: 303-991-5075	N/A

Robert J. Clark	27250 Craig Lane Golden, CO 80401-9760 Fax: 303-626-8259	Michael J. Wozniak 216 Sixteenth Street Suite 1100 Denver, CO 80202 Fax: 303-407-4494

David G. Wight	12130 Lilac Drive Anchorage, AK 99516	N/A

Donald R. Martin	623 Tuscany Springs Blvd. NW Calgary, Alberta Canada T3L 242 Fax: 403-451-5075	N/A

EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the Common Shares issuable upon conversion of the convertible notes to permit the resale of these Common Shares by the holders of the convertible notes from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling shareholders of the Common Shares. We will bear all fees and expenses incident to our obligation to register the Common Shares.

The selling shareholders may sell all or a portion of the Common Shares beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Common Shares are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The Common Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•                     on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•                     in the over-the-counter market;

•                     in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•                     through the writing of options, whether such options are listed on an options exchange or otherwise;

•                     ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                     block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                     purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                     an exchange distribution in accordance with the rules of the applicable exchange;

•                     privately negotiated transactions;

•                     short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•                     sales pursuant to Rule 144;

•                     broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•                     a combination of any such methods of sale; and

•                     any other method permitted pursuant to applicable law.

If the selling shareholders effect such transactions by selling Common Shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the Common Shares for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the Common Shares or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Common Shares in the course of hedging in positions they assume. The selling shareholders may also sell Common Shares short and deliver Common Shares covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge Common Shares to broker-dealers that in turn may sell such shares.

The selling shareholders may pledge or grant a security interest in some or all of the convertible notes or Common Shares issuable upon conversion thereof owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Common Shares from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling Shareholders also may transfer and donate the Common Shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer participating in the distribution of the Common Shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the Common Shares is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of Common Shares being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the Common Shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the Common Shares may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the Common Shares registered pursuant to the registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Common Shares by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the Common Shares to engage in market-making activities with respect to the Common Shares. All of the foregoing may affect the marketability of the Common Shares and the ability of any person or entity to engage in market-making activities with respect to the Common Shares.

We will pay all expenses of the registration of the Common Shares pursuant to the registration rights agreement, estimated to be US$[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state or provincial securities or “blue sky” laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling Shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the Common Shares will be freely tradable in the hands of persons other than our affiliates.